SPINNAKER ETF SERIES
VECTORSHARES MIN VOL ETF
(the “Fund”)
Supplement dated September 20, 2022
to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated August 1, 2022

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI should be retained and read in conjunction with, the Summary Prospectus for the Fund.

VectorShares, LLC (the “Advisor”) has served as investment advisor to the Fund since the Fund’s inception on July 19, 2021.  Pursuant to a Stock Purchase Agreement, Jeffrey Donaldson, a control person and one of the founders of the Advisor intends to enter into an agreement to sell his 26.665% ownership interest in the Advisor to Absolute Group 1 Limited Liability Company, which is 99% owned by Nicolas Koen (the “Transaction”). Because the Investment Company Act of 1940, as amended (the “1940 Act”) presumptively defines the owners of a greater than 25% voting interest in a company as a control person of that company, the Transaction will result in a change in control of the Advisor, and the termination of the Advisor’s current investment advisory agreement (dated March 17, 2021 (“Prior Advisory Agreement”)) between the Trust, on behalf of the Fund, and the Advisor. The Transaction is expected to close on or before December 31, 2022.

At a meeting held on September 15, 2022, the Board of Trustees of the Trust (the “Board”) considered and approved VectorShares, LLC to serve as investment advisor to the Fund pursuant to a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor (the “New Advisory Agreement”) subject to shareholder approval.  A proxy statement containing details of the Transaction will be mailed to shareholders of the Fund.

The New Advisory Agreement provides for a lower advisory fee than the Prior Advisory Agreement. Under the Prior Advisory Agreement, the advisory fee payable to VectorShares is 0.90%, while the advisory fee payable under the New Advisory Agreement will be 0.85%. The New Advisory Agreement is substantially similar to the Prior Advisory Agreement in all material respects except that the advisory fee and dates of its execution, effectiveness, and expiration are changed. In addition, VectorShares plans to enter into a new expense limitation agreement with the Fund (the “New Expense Limitation Agreement”) with a lower operating expense limit than the current expense limitation agreement with the Fund (the “Current Expense Limitation Agreement”).  The other terms of the New Expense Limitation Agreement will be substantially similar to the Current Expense Limitation Agreement. Under the Current Expense Limitation Agreement, the operating expense limit is 1.10%, while the operating expense limit will be 0.95% under the New Expense Limitation Agreement. The Fund’s portfolio will continue to be managed on a day-to-day basis by the same portfolio managers, Don Flagg, Ph.D., and William Hambley, CFA.

For further information, please contact the Fund toll-free at 1-800-773-3863. You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference